Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
7.	INCOME TAXES

Income before Income Tax Expense

Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2017, 2018 and 2019 was as follows:

	2017	2018	2019
	(in millions)
Domestic income (loss)	¥(413,499)	¥803,057	¥228,018
Foreign income	686,042	858,762	642,824

Total	¥272,543	¥1,661,819	¥870,842

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2017, 2018 and 2019 was as follows:

	2017	2018	2019
	(in millions)
Current:
Domestic	¥176,415	¥180,109	¥57,303
Foreign	130,406	107,119	123,730

Total	306,821	287,228	181,033

Deferred:
Domestic	(217,485)	116,873	(32,746)
Foreign	5,117	3,722	(15,050)

Total	(212,368)	120,595	(47,796)

Income tax expense	94,453	407,823	133,237
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	20,237	120,588	15,590
Debt valuation adjustments	(3,926)	(960)	4,293
Derivatives qualifying for cash flow hedges	(9,443)	(4,421)	(1,845)
Defined benefit plans	48,504	50,774	(38,229)
Foreign currency translation adjustments	(1,957)	(34,527)	15,148

Total	53,415	131,454	(5,043)

Total	¥147,868	¥539,277	¥128,194

The MUFG Group files tax returns on a consolidated basis for corporate income taxes within Japan. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

In June 2016, the Tokyo Metropolitan Government Bureau of Taxation promulgated revisions to the local tax law. The revision reduces the effective statutory rate of corporate income tax from approximately 31.5% as of March 31, 2016 to 30.6% for the fiscal year beginning on or after April 1, 2017. The revision resulted in a decrease of ¥26,820 million in income tax expense for the fiscal year ended March 31, 2017.

In the United States of America, on December 22, 2017, the Tax Cuts & Jobs Act was signed into law reducing the federal corporate income tax rate from 35% to 21% effective January 1, 2018. As a result of the reduction in the corporate income tax rate, the MUFG Group revalued its net deferred tax liabilities at March 31, 2018, resulting in a one-time tax benefit of ¥10,395 million.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 31.5%, 30.6%, and 30.6% for the fiscal years ended March 31, 2017, 2018 and 2019, respectively. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2017, 2018 and 2019 is as follows:

	2017	2018	2019
Combined normal effective statutory tax rate	31.5%	30.6%	30.6%
Nondeductible expenses	2.0	0.2	0.5
Impairment of goodwill	0.8	—	—
Foreign tax credit and payments	(9.6)	(1.7)	(3.3)
Lower tax rates applicable to income of subsidiaries	(0.2)	(0.4)	(2.5)
Change in valuation allowance	25.4	(3.0)	(1.4)
Nontaxable dividends received	(12.5)	(2.0)	(9.1)
Undistributed earnings of subsidiaries	3.5	0.7	0.6
Tax and interest expense for uncertainty in income taxes	(0.6)	0.0	0.6
Noncontrolling interest income	5.4	0.1	0.2
Effect of changes in tax laws	(9.8)	(0.6)	0.0
Other—net	(1.2)	0.6	(0.9)

Effective income tax rate	34.7%	24.5%	15.3%

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2018 and 2019 were as follows:

	2018	2019
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥337,718	¥301,222
Operating loss carryforwards	167,355	177,143
Loans	3,483	691
Accrued liabilities and other	133,728	236,363
Premises and equipment, including sale-and-leaseback transactions	120,505	158,144
Derivative financial instruments	111,677	101,118
Defined benefit plans	—	5,238
Valuation allowance	(215,130)	(218,191)

Total deferred tax assets	659,336	761,728

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under the fair value option)	973,390	911,483
Intangible assets	52,396	38,772
Lease transactions	83,445	65,115
Defined benefit plans	15,484	—
Other	119,970	280,701

Total deferred tax liabilities	1,244,685	1,296,071

Net deferred tax assets (liabilities)	¥(585,349)	¥(534,343)

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2018 and 2019 to the extent that it is more likely than not that they will not be realized.

For the fiscal year ended March 31, 2018, the MUFG Group released a valuation allowance of ¥53,360 million which was mainly due to the commencement of a certain subsidiary’s application of the consolidated corporate-tax system. Management believes that the net operating loss carryforwards related to Japanese corporate taxes will be fully utilized by the application of the consolidated corporate-tax system.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2018 and 2019, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥38,358 million and ¥48,103 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on which the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in taxable income.

Operating Loss and Tax Credit Carryforwards

At March 31, 2019, the MUFG Group had operating loss carryforwards for corporate tax of ¥527,882 million and tax credit carryforwards of ¥52,546 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2020	¥33,066	¥700
2021	12,727	194
2022	23,346	230
2023	68,850	232
2024	105,110	182
2025	167,035	117
2026 and thereafter	95,686	46,239
No definite expiration date	22,062	4,652

Total	¥527,882	¥52,546

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2017, 2018 and 2019:

	2017	2018	2019
	(in millions)
Balance at beginning of fiscal year	¥9,950	¥7,851	¥12,917
Gross amount of increases for current year’s tax positions	888	427	313
Gross amount of increases for prior years’ tax positions	1,014	6,642	8,836
Gross amount of decreases for prior years’ tax positions	(95)	(455)	(1,090)
Net amount of changes relating to settlements with tax authorities	(39)	(1,074)	—
Decreases due to lapse of applicable statutes of limitations	(3,437)	(253)	(1,540)
Foreign exchange translation and others	(430)	(221)	(276)

Balance at end of fiscal year	¥7,851	¥12,917	¥19,160

The total amounts of unrecognized tax benefits for the years ended March 31, 2017, 2018 and 2019 that, if recognized, would affect the effective tax rate are ¥1,443 million, ¥6,518 million and ¥14,092 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2017, 2018 and 2019:

	2017	2018	2019
	(in millions)
Balance at beginning of fiscal year	¥4,727	¥4,054	¥4,564
Total interest and penalties in the consolidated statements of income	(591)	694	(1,655)
Total cash settlements, foreign exchange translation and others	(82)	(184)	147

Balance at end of fiscal year	¥4,054	¥4,564	¥3,056

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2018 and forward
United States—Federal	2014 and forward
United States—California	2015 and forward
Thailand	2012 and forward
Indonesia	2017 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥2.6 billion during the next twelve months.